Intangible assets, net	6 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Intangible assets, net

10. Intangible assets, net

Intangible assets consisted of the following:

	As of	As of
	December 31,	June 30,
	2025	2026
	(RMB in thousands)
Amortized intangible assets with finite lives:
Cost: Trademarks	3,378	3,272
PoS technology platform	9,137	9,137
Customer relationships	473	459
Website	88	86
Total cost	13,076	12,954
Less: accumulated amortization	(1,101)	(2,220)
Intangible assets, net	11,975	10,734

Amortization expense for the six months ended June 30, 2025 and 2026 was RMB247,000 and RMB1,150,000, respectively. No impairment expense related to intangible assets was recognized for either period. The differences between the carrying amounts of certain intangible assets as of December 31, 2025 and June 30, 2026 were primarily attributable to foreign currency translation.